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                                                            ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73570 for Hartford Life Insurance Company Separate Account Two on Form N-4.





Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 11, 2000